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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 18, 1999


                             URANIUM RESOURCES, INC.
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Delaware                     0-17171                 75-2212772
 ------------------------------     ----------------------     ---------------
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
         INCORPORATION)                                      IDENTIFICATION NO.)



12750 Merit Drive, Suite 1020, Dallas, Texas                        75251
--------------------------------------------                        -----
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        ZIP CODE


                                  972-387-7777
               --------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




                                 Not Applicable
           -----------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




              Exhibit Index Begins on Sequentially Numbered Page 4






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ITEM 5. OTHER EVENTS.

         On June 18, 1999, the stockholders of Uranium Resources, Inc. (the "Company") approved an amendment to the Company's Certificate of Incorporation to increase the number of shares of authorized common stock from 25,000,000 to 35,000,000. The Certificate of Amendment of Restated Certificate of Incorporation was filed with the State of Delaware on June 22, 1999.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) EXHIBITS.

            3.1 - Certificate of Amendment of Restated Certificate of
                  Incorporation of Uranium Resources, Inc. filed June 22, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          URANIUM RESOURCES, INC.




Date:    June 23, 1999                    /s/ PAUL K. WILLMOTT
                                          --------------------------------------
                                          Paul K. Willmott
                                          President, Chief Executive Officer
                                          and Chairman of the Board of Directors



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                                  EXHIBIT INDEX


Exhibit No.   Exhibit Description                                      Page
-----------   -------------------                                      ----
  3.1         Certificate of Amendment of Restated Certificate         E-1
              of Incorporation of Uranium Resources, Inc. filed
              June 22, 1999.



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